SUNRISE RESOURCES, INC.
                           INCENTIVE COMPENSATION PLAN

Objective

The objective of the Sunrise Resources Incentive Compensation Plan (ICP) is to provide additional compensation to those employees identified by senior management which will assist the company in attaining both short term and long term goals.

Scope

It is the philosophy of the Company to provide some level of incentive payment to all employees as a means to reward and retain a competent staff. Various levels of incentive payment is made to these employees based upon their grade level, and importance of the job in the company's financial performance.

Term and Approval

The ICP program will be set each fiscal year by senior management, with any proposed changes, and presented to the Board of Directors for final approval.

Payment

All payments under this ICP program will be paid in the 1st quarter following each fiscal year as determined by senior management.

Eligibility

All full-time employees, except commissioned employees covered by another program, are eligible. Individuals must be employed on the first and last days of the fiscal year with no break in service, and must be employed on the date payments are made under the program, unless other arrangements have been made in writing and approved by the Company's President and Chief Executive Officer.

Award levels

Awards will be made to the employees covered under this plan, based upon predetermined financial goals of the company, and the employees latest Annual Performance Rating ( See Sunrise Resources Performance Appraisal ). Objectives and levels of performance will be summarized on the Sunrise Resources Pool Objectives Form. Actual results will be interpolated on the Form to establish actual payments. No awards will be made for personal objectives unless the Company achieves it's annual objectives as defined on the Sunrise Resources Pool Objectives Forms.

Award Pools

Each year, management will establish five bonus pools based upon job levels, established minimum targets, and maximum cash payments expressed as a percentage of the pool's combined base salaries in place at the end of each fiscal year.


        Non- Management Pool- maximum of 10% of base salaries. (See exhibit A) This pool consists of personnel considered support, non-management employees. A single 10% payment will be made only if the company achieves it's annual income before tax budget including bonus accrual, approved by the board of directors, and each individual has an Annual Performance Rating of no less than 3.5.

        Middle Management Pool- maximum of 20% of base salaries. (See Exhibit B) This pool consists of personnel considered middle management. A payment of 50% of the award level will be paid only if the company achieves it's annual income before tax budget including bonus accrual, approved by the board of directors, and an additional payment of 50% of the award level will be made only if the individual has an Annual Performance rating of no less than 3.5.

        Senior Management Pool- maximum of 40% of base salaries. (See exhibit C and D) This pool consists of senior management department heads. For non-sales department heads, a payment of 50% of the award level will be made only if the company achieves it's annual income before tax budget including bonus accrual, approved by the board of directors. An additional payment of 50% of the award level will be made only if the individual has an Annual Performance rating of no less than 3.5.

        For sales department heads, a payment of 60% of the award level will be made only if the company achieves it's annual income before tax budget including bonus accrual, approved by the board of directors. An additional 20% of the award level payment will be made only if the Company achieves it's annual revenue budget from SLC and ILC business and approved by the board of directors. 20% of the award level will be paid based upon the individual attaining an Annual Performance rating of no less than 3.5.

        Executive Management Pool- maximum of 75% of base salaries. (See exhibit
E) This pool consists of the President/ CEO and other individuals identified by the board of directors. A payment of 75% of the award level will be made only if the company achieves it's annual income before tax budget including bonus accrual, approved by the board of directors. A payment of 25% of the award will be made based upon non-financial objectives established by the board of directors, and the degree to which they have been met.

        Discretionary Bonus Pool- In the event the Company achieves earnings greater than it's annual income before tax budget including bonus accrual, approved by the board of directors, senior management and executive management will be eligible for a discretionary bonus. In the event the Company achieves less than it's annual income before tax budget including bonus accrual, approved by the board of directors, the board of directors retains the ability to award discretionary bonus payments they believe to be appropriate.

Annual Income Before Tax is defined as the budget approved by the board of directors, including applicable accrual for bonuses to be paid.

                                   (EXHIBIT A)
                SUNRISE RESOURCES POOL OBJECTIVES FOR FISCAL 1997

Pool name  Non-Management

Total Salaries for Participants $  356,436.00

Anticipated maximum bonus to be paid  $  35,644.00

                                     TARGETS

                    Minimum           Medium            Maximum

  Opportunity          5 %             7.5 %              10%

  Projected Value   $                 $                 $
                    -------           ------            -------

  Actual Value      $                 $                 $
                    -------           ------            -------



Objective Description               Weight           Threshold         Target           Maximum          Actual     Incentive Earned

1)  Income Before Tax                 100%            6,000,000       6,355,000        6,710,000                       $

2)  & 3.5 or + Perf. Rating                            met             met               met

3)                                       %

4)                                       %

5)                                       %

Financial Objectives Include Bonus Accrual                                              Total Incentive               $




Goal Approval  /s/ Errol Carlstrom             /s/ Thomas R. King
              President & CEO                   Board of Directors
Date:  10/24/96                                Date

Award Approval                                 /s/ Thomas R. King
              President & CEO                  Board of Directors
              Date                             Date

                           N0N-MANAGEMENT ELIGIBLE EMPLOYEES





Alex Stamson

Sophia Schwartz

George Ramsburg

Susan Bowman

Kelly Pottratz

Lynn Showalter

Rick Quinlan

Anna Miller

Todd Baumgartner

Trent Waite

JoAnn Lighten

Kerri Hanvelt

Dianne MacKenzie

                                   (EXHIBIT B)
             SUNRISE RESOURCES POOL OBJECTIVES FOR FISCAL YEAR 1997

Pool name  Middle Management

Total Salaries for Participants       $  402,075.00
Anticipated maximum bonus to be paid   $  80,415.00

                                    TARGETS

                    Minimum           Medium            Maximum

  Opportunity          10 %             15 %              20%

  Projected Value   $                 $                 $
                    -------           ------            -------

  Actual Value      $                 $                 $
                    -------           ------            -------



Objective Description               Weight           Threshold         Target           Maximum          Actual     Incentive Earned

1)  Income Before Tax                  50%            6,000,000       6,355,000        6,710,000                       $

2)  & 3.5 or + Perf. Rating            50%             met             met               met

3)                                       %

4)                                       %

5)                                       %

Financial Objectives Include Bonus Accrual                                              Total Incentive               $




Goal Approval  /s/ Errol Carlstrom             /s/ Thomas R. King
              President & CEO                   Board of Directors
Date:  10/24/96                                Date

Award Approval                                 /s/ Thomas R. King
              President & CEO                  Board of Directors
              Date                             Date

                      MIDDLE MANAGEMENT ELIGIBLE EMPLOYEES



Bruce Gravelle

Carrie Halvorson

Dan Cadwell

Rich Reamer

Paul Wotta

Susan Vik

Terri Bond

Joann Cross

Sandy Kleis

                                   (EXHIBIT C)
             SUNRISE RESOURCES POOL OBJECTIVES FOR FISCAL YEAR 1997

Pool name  Senior Management-Non Sales

Total Salaries for Participants       $  222,000.00
Anticipated maximum bonus to be paid  $   88,800.00

                                  TARGETS

                    Minimum           Medium            Maximum

  Opportunity          20 %             30 %              40%

  Projected Value   $                 $                 $
                    -------           ------            -------

  Actual Value      $                 $                 $
                    -------           ------            -------



Objective Description               Weight           Threshold         Target           Maximum          Actual     Incentive Earned

1)  Income Before Tax                  50%            6,000,000       6,355,000        6,710,000                       $

2)  & 3.5 or + Perf. Rating            50%             met             met               met

3)                                       %

4)                                       %

5)                                       %

Financial Objectives Include Bonus Accrual                                              Total Incentive               $




Goal Approval  /s/ Errol Carlstrom             /s/ Thomas R. King
              President & CEO                   Board of Directors
Date:  10/24/96                                Date

Award Approval                                 /s/ Thomas R. King
              President & CEO                  Board of Directors
              Date                             Date

                 SENIOR MANAGEMENT -NON SALES ELIGIBLE EMPLOYEES



Brad Pike

Barry Schwach

                                   (EXHIBIT D)
             SUNRISE RESOURCES POOL OBJECTIVES FOR FISCAL YEAR 1997

Pool name  Senior Management-Sales

Total Salaries for Participants       $  252,000.00

Anticipated maximum bonus to be paid  $  100,800.00

                                 TARGETS

                    Minimum           Medium            Maximum

  Opportunity          20 %             30 %              40%

  Projected Value   $                 $                 $
                    -------           ------            -------

  Actual Value      $                 $                 $
                    -------           ------            -------



Objective Description               Weight           Threshold         Target           Maximum          Actual     Incentive Earned

1)  Income Before Tax                  60%            6,000,000       6,355,000        6,710,000                       $

2)  SLC/ILC Total Revenue              20%           40,000,000      43,270,000       46,540,000

3)  & 3.5 or + Perf. Rating            20%             met             met               met

4)                                       %

5)                                       %

Financial Objectives Include Bonus Accrual                                              Total Incentive               $




Goal Approval  /s/ Errol Carlstrom             /s/ Thomas R. King
              President & CEO                   Board of Directors
Date:  10/24/96                                Date

Award Approval                                 /s/ Thomas R. King
              President & CEO                  Board of Directors
              Date                             Date

                   SENIOR MANAGEMENT-SALES ELIGIBLE EMPLOYEES


Dana Prescott

Bill King

                                   (EXHIBIT E)
             SUNRISE RESOURCES POOL OBJECTIVES FOR FISCAL YEAR 1997

Pool name  Executive Management

Total Salaries for Participants         $   200,000.00
Anticipated maximum bonus to be paid    $   150,000.00

                                   TARGETS

                    Minimum           Medium            Maximum

  Opportunity          25 %             50 %              75%

  Projected Value   $                 $                 $
                    -------           ------            -------

  Actual Value      $                 $                 $
                    -------           ------            -------



Objective Description               Weight           Threshold         Target           Maximum          Actual     Incentive Earned

1)  Income Before Tax                  75%            6,000,000       6,355,000        6,710,000                       $

2)  Personal Objectives                25%             met             met              met

3)                                       %

4)                                       %

5)                                       %

Financial Objectives Include Bonus Accrual                                              Total Incentive               $




Goal Approval  /s/ Errol Carlstrom
              President & CEO                  Board of Directors
Date:  10/24/96                                Date

Award Approval
              President & CEO                  Board of Directors
              Date                             Date

                  EXECUTIVE MANAGEMENT ELIGIBLE EMPLOYEES





Errol Carlstrom